UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2008

Semiannual Report to Shareholders

DWS RREEF Global Infrastructure Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk. Because the fund concentrates its investments in infrastructure-related securities, it has greater exposure to the market, economic, regulatory, political and other risks affecting such entities than a fund investing in a broader range of industries. Investing in foreign securities, particularly in emerging markets, presents additional political, economic and market risks, as well as currency fluctuations. This fund also may focus its investments in certain geographic regions, thereby increasing its vulnerability to developments in a particular region. Derivatives may be more volatile and less liquid than traditional securities and the portfolio could suffer losses on its derivative positions. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding this fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 25, 2008 to June 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the period ended June 30, 2008
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/25/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 988.00	$ 987.00	$ 987.00	$ 988.00
Expenses Paid per $1,000**	$ .24	$ .37	$ .20	$ .20
* For the period from June 25, 2008 (commencement of operations) to June 30, 2008.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (June 25, 2008), then divided by 366.
Expenses and Value of a $1,000 Investment for the period ended June 30, 2008
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 1/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/08	$ 1,017.40	$ 1,013.67	$ 1,018.65	$ 1,018.75
Expenses Paid per $1,000***	$ 7.52	$ 11.26	$ 6.27	$ 6.17
*** Expenses (hypothetical expenses if the Fund had been in existence from 1/1/08) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Infrastructure Fund	1.50%	2.25%	1.25%	1.23%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, the fund's management team discusses the investment approach of DWS RREEF Global Infrastructure Fund for the semiannual period ending June 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: What was the thought process underlying the creation of this fund?

A: Global infrastructure assets represent the framework society needs in order to function on a day-to-day basis. We believe these assets, in total, are insufficient at the present time given three key trends affecting the global economy: population growth, increased global trade, and rising urbanization. Increased investment in infrastructure will be needed to meet the demands arising from these changes, creating what we see as an outstanding long-term investment opportunity.

Population growth is a key factor shaping the needs of the future. The global population has doubled over the past 50 years, reaching 6.6 billion in 2007. An estimated 80 million people are being added every year, and the United Nations estimates that the global population will have expanded to over 9 billion by 2050.1 Rising populations have led to congested roads, insufficient transit options, and the deterioration of social structures, creating the need for substantial investment in repairs.

1 United Nations, 2006

Increased global trade is also a factor creating the need for improved infrastructure. Trade grew, on average, almost twice as fast as world gross domestic product (GDP) between 1990 and 2005, and is estimated to have reached $16 trillion in 2007 — 31% of world GDP.2 The rise of globalization and the growth of international trade, in turn, have led to increased demand for transportation capacity on land, sea, and air, as well as for the facilities that supply these services.

2 World Bank, World Development Indicators, 2006

Urbanization is another important trend supporting our investment thesis. In 2008, for the first time in history, about half of the global population (3.3 billion) will be living in urban areas. This number is expected to rise to almost 5 billion by 2030. While the world's urban population grew very rapidly during the twentieth century (from 220 million to 2.8 billion), the next few decades will see an unprecedented scale of urban growth in the developing world. From an investment standpoint, these trends are important in that rising urbanization leads to increased demand for housing, water, and food supplies.3

3 Data quoted in the paragraph — United Nations, Urbanizations Second Wave: A Different Scale, 2007

Such global demographic trends, particularly in the developing world, underscore the vast need for infrastructure improvements given that years of underinvestment have left many countries with aging, deteriorating infrastructures. We believe the need for investment in this area is likely to lead to a substantial increase in spending over the next 20 years. In India, for example, the Financial Minister Palaniappan Chidambaram estimates that the country's infrastructure gap is holding back economic growth by 1.5% to 2.5% each year. The result: infrastructure investments are expected to equal about 9% of GDP by 2012 compared with the current 5%. In Latin America, meanwhile, the total size of infrastructure spending in the region is estimated to be about $US 40 billion annually and rising.4 Mexico alone has announced an ambitious spending program of $US 40 billion from 2008-2012, a near doubling of the historical proportion of infrastructure spending to gross domestic product.5 Peru, Colombia, Chile, and Brazil also have announced specific large-scale investment programs to tackle energy, transportation, and housing deficiencies. The process of privatization (by which the management of government-owned corporations is transitioned to the private sector) further raises the demand for private sector expertise. Taken together, these massive initiatives are creating a wealth of new opportunities for investors.

4 Source: Deutsche Bank
5 Source: Deutsche Bank
What is infrastructure? Infrastructure can be divided into two categories, economic and social:
Economic Infrastructure (directly supports the economic vitality of a community)
Transportation • Bridges • Toll roads • Tunnels • Airports • Sea ports • Freight rails	Utilities • Gas networks • Electricity networks • Power generation • Water and sewerage • Renewable energy • Communications	Other • Parking garages • Storage facilities
Social Infrastructure (supports the social fabric of a community)
• Education facilities • Health care facilities • Correctional facilities • Parks • Public transportation

Q: How does the management team select stocks for the fund?

A: The fund uses a combination of top-down and bottom-up analysis. The top-down element involves the assessment of various broad factors affecting the asset class, such as dynamics in the infrastructure industry (for example, supply and demand conditions); the economic environment (such as interest rates, inflation, and economic growth); global capital flows; and exchange rate conditions. In addition, the RREEF in-house infrastructure team will provide input on the political, regulatory, and demographic characteristics in the countries and regions where the fund invests. This analysis is synthesized with our bottom-up evaluation of individual companies. Here, we employ a disciplined valuation analysis to find stocks that we believe will provide the most attractive long-term total returns.

From a broader standpoint, the fund will be able to invest anywhere in the world and in companies of any market capitalization. We believe this flexibility will enable us to take advantage of the full range of opportunities the asset class has to offer.

Q: Do you have any closing thoughts for investors?

A: We believe the global infrastructure sector can provide investors with both long-term performance potential and a low historical correlation to other asset classes, making it a compelling option for investors who are seeking to diversify their portfolios. In addition, global infrastructure is a sector that tends to be non-cyclical, meaning that historically it has performed well even when economic growth is sluggish. We believe the global presence of DWS Investments; including RREEF America L.L.C. — one of the world's leading alternative asset managers — makes this fund uniquely positioned to take advantage of opportunities in the global infrastructure sector.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	6/30/08

Common Stocks	100%
Sector Diversification (As a % of Common Stocks)	6/30/08

Industrials	59%
Telecommunication Services	22%
Utilities	13%
Energy	6%
100%
Geographical Diversification (As a % of Common Stocks)	6/30/08

United States	34%
France	23%
Italy	9%
United Kingdom	6%
China	5%
Germany	5%
Netherlands	5%
Spain	5%
Canada	4%
Malaysia	3%
Brazil	1%
100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2008 (54.4% of Net Assets)	Country	Percent
1. Vinci SA Builder and operator of roads	France	12.5%
2. American Tower Corp. Operator and developer of wireless communications and broadcast towers	United States	8.9%
3. Atlantia SpA A holding company responsible for portfolio strategies in the transport and communications infrastructures and network sectors	Italy	6.1%
4. Crown Castle International Corp. Engineers, deploys, owns and operates shared wireless infrastructure	United States	5.2%
5. Fraport AG Operator of airports	Germany	4.2%
6. Koninklijke Vopak NV Operator of tank terminals, storage centers and ships throughout the world	Netherlands	4.1%
7. Immarsat PLC Operator of global communications satellite system	United Kingdom	4.0%
8. Aeroports de Paris Owner and operator of the civil airports in the Paris area	France	4.0%
9. Union Pacific Corp. Provider of railroad, trucking and real estate services	United States	2.7%
10. Zhejiang Expressway Co., Ltd. Designs, constructs, operates and manages high-grade roads	China	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 83.7%
Brazil 0.9%
AES Tiete SA (Preferred) (Cost $263,999)	25,950	273,567
Canada 3.7%
Enbridge, Inc.	13,050	558,908
TransCanada Corp.	15,000	582,127
(Cost $1,156,307)		1,141,035
China 4.3%
Shenzhen Expressway Co., Ltd. "H"*	814,000	478,033
Zhejiang Expressway Co., Ltd. "H"	1,080,000	830,790
(Cost $1,301,935)		1,308,823
France 19.5%
Aeroports de Paris	13,026	1,216,921
Societe des Autoroutes Paris-Rhin-Rhone	6,300	650,176
Suez SA	4,100	278,454
Vinci SA	63,100	3,850,168
(Cost $6,147,700)		5,995,719
Germany 4.2%
Fraport AG (Cost $1,251,934)	18,880	1,279,345
Italy 7.4%
Atlantia SpA	62,200	1,877,281
Societa Iniziative Autostradali e Servizi SpA	33,600	404,462
(Cost $2,482,219)		2,281,743
Malaysia 2.5%
PLUS Expressways Bhd. (Cost $787,080)	958,000	752,549
Netherlands 4.1%
Koninklijke Vopak NV (Cost $1,296,512)	18,800	1,268,636
Spain 3.8%
Abertis Infraestructuras SA	21,000	495,759
Cintra Concesiones de Infraestructuras de Transporte SA	35,300	393,352
Iberdrola SA	21,000	280,720
(Cost $1,256,483)		1,169,831
United Kingdom 4.9%
Inmarsat PLC	118,580	1,237,349
Scottish & Southern Energy PLC	9,800	273,479
(Cost $1,415,592)		1,510,828
United States 28.4%
Allegheny Energy, Inc.	5,225	261,825
American Tower Corp. "A"*	64,425	2,721,956
Crown Castle International Corp.*	41,125	1,592,771
Energy Transfer Equity, LP	4,425	128,281
Energy Transfer Partners, LP	5,975	259,733
Entergy Corp.	2,300	277,104
Exelon Corp.	3,100	278,876
FirstEnergy Corp.	6,625	545,436
FPL Group, Inc.	4,225	277,076
Norfolk Southern Corp.	13,200	827,244
Public Service Enterprise Group, Inc.	2,925	134,345
Questar Corp.	4,100	291,264
Union Pacific Corp.	11,125	839,938
Williams Companies, Inc.	3,400	137,054
Wisconsin Energy Corp.	2,850	128,877
(Cost $8,810,513)		8,701,780
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $26,170,274)+	83.7	25,683,856
Other Assets and Liabilities, Net	16.3	5,011,434
Net Assets	100.0	30,695,290
* Non-income producing security.
+ The cost for federal income tax purposes was $26,170,274. At June 30, 2008, net unrealized depreciation for all securities based on tax cost was $486,418. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $193,083 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $679,501.

Fair Value Measurements

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund's assets carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and their aggregate levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities at Value
Level 1 — Quoted Prices	$ 14,469,740
Level 2 — Other Significant Observable Inputs	11,214,116
Level 3 — Significant Unobservable Inputs	—
Total	$ 25,683,856

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited)
Assets
Investments in securities, at value (cost $26,170,274)	$ 25,683,856
Cash	729,706
Foreign currency, at value (cost $5,006,621)	4,987,228
Receivable for investments sold	1,296,363
Receivable for Fund shares sold	4,361,787
Dividends receivable	5,063
Due from advisor	9,675
Total assets	37,073,678
Liabilities
Payable for investments purchased	6,335,402
Payable for Fund shares redeemed	25,670
Accrued expenses and payables	17,316
Total liabilities	6,378,388
Net assets, at value	$ 30,695,290
Net Assets Consist of
Accumulated net investment loss	(2,550)
Net unrealized appreciation (depreciation) on: Investments	(486,418)
Foreign currency	(10,665)
Accumulated net realized gain (loss)	162,446
Paid-in capital	31,032,477
Net assets, at value	$ 30,695,290

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2008 (Unaudited) (continued)
Net Asset Value:
Class A Net Asset Value and redemption price(a) per share ($12,730,570 ÷ 1,288,449 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)	$ 9.88
Maximum offering price per share (100 ÷ 94.25 of $9.88)	$ 10.48

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,115,798 ÷ 1,125,973 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)
$ 9.87
Class S Net Asset Value, offering and redemption price(a) per share ($6,848,675 ÷ 693,560 outstanding shares of capital stock, $.01 par value,100,000,000 shares authorized)	$ 9.87
Institutional Class Net Asset Value, offering and redemption price(a) per share ($247 ÷ 25 outstanding shares of capital stock, $.01 par value, 100,000,000 shares authorized)	$ 9.88
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from June 25, 2008 (commencement of operations) to June 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $899)	$ 5,093
Total Income	5,093
Expenses: Management fee	3,978
Administration fee	442
Services to shareholders	1,202
Custodian fee	120
Distribution and service fees	2,118
Audit fees	1,851
Legal	72
Directors' fees and expenses	12
Reports to shareholders	11,244
Registration fees	120
Offering expenses	984
Other	12
Total expenses before expense reductions	22,155
Expense reductions	(14,512)
Total expenses after expense reductions	7,643
Net investment income (loss)	(2,550)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	35,270
Foreign currency	127,176
162,446
Change in net unrealized appreciation (depreciation) on: Investments	(486,418)
Foreign currency	(10,665)
(497,083)
Net gain (loss)	(334,637)
Net increase (decrease) in net assets resulting from operations	$ (337,187)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended June 30, 2008 (Unaudited)*
Operations: Net investment income (loss)	$ (2,550)
Net realized gain (loss)	162,446
Net unrealized appreciation (depreciation)	(497,083)
Net increase (decrease) in net assets resulting from operations	(337,187)
Fund share transactions: Proceeds from shares sold	31,057,147
Cost of shares redeemed	(25,670)
Net increase (decrease) in net assets from Fund share transactions	31,031,477
Increase (decrease) in net assets	30,694,290
Net assets at beginning of period (initial capital)	1,000
Net assets at end of period (including accumulated net investment loss of $2,550)	$ 30,695,290
* For the period from June 25, 2008 (commencement of operations) to June 30, 2008.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	(.12)
Total from investment operations	(.12)
Net asset value, end of period	$ 9.88
Total Return (%)[c,d]	(1.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13
Ratio of expenses before expense reductions (%)	4.80*
Ratio of expenses after expense reductions (%)	1.50*
Ratio of net investment income (loss) (%)	(.01)**
Portfolio turnover rate (%)	5**
[a] For the period from June 25, 2008 (commencement of operations) to June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005

Class C	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	(.13)
Total from investment operations	(.13)
Net asset value, end of period	$ 9.87
Total Return (%)[c,d]	(1.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11
Ratio of expenses before expense reductions (%)	5.52*
Ratio of expenses after expense reductions (%)	2.25*
Ratio of net investment income (loss) (%)	(.02)**
Portfolio turnover rate (%)	5**
[a] For the period from June 25, 2008 (commencement of operations) to June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005

Class S	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	(.13)
Total from investment operations	(.13)
Net asset value, end of period	$ 9.87
Total Return (%)[c]	(1.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7
Ratio of expenses before expense reductions (%)	4.53*
Ratio of expenses after expense reductions (%)	1.25*
Ratio of net investment income (loss) (%)	(.00)**
Portfolio turnover rate (%)	5**
[a] For the period from June 25, 2008 (commencement of operations) to June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005

Institutional Class	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	(.12)
Total from investment operations	(.12)
Net asset value, end of period	$ 9.88
Total Return (%)[c]	(1.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.0002
Ratio of expenses before expense reductions (%)	4.66*
Ratio of expenses after expense reductions (%)	1.23*
Ratio of net investment income (loss) (%)	(.00)**
Portfolio turnover rate (%)	5**
[a] For the period from June 25, 2008 (commencement of operations) to June 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS RREEF Global Infrastructure Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

The Fund follows Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income tax and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year. Distribution notifications are posted on the Fund's website at www.dws-investments.com.

Offering Costs. Offering costs for the Fund were incurred in connection with the offering of shares are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from June 25, 2008 (commencement of operations) to June 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $27,431,637 and $1,296,633, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, under the supervision of the Board of Directors, DIMA and RREEF, manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

For the period from June 25, 2008 (commencement of operations) through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.25%

Accordingly, for the period from June 25, 2008 (commencement of operations) to June 30, 2008, the Advisor reimbursed the Fund $3,978 of management fee, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the period from June 25, 2008 (commencement of operations) to June 30, 2008, the Advisor reimbursed the Fund $8,979 of other expenses and $696 of sub-recordkeeping expense for Class A and Class S shares.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 25, 2008 (commencement of operations) to June 30, 2008, the Advisor received an Administration Fee of $442, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from June 25, 2008 (commencement of operations) to June 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 20	$ 20
Class C	16	16
Class S	8	8
Institutional Class	0	0
	$ 44	$ 44

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from June 25, 2008 (commencement of operations) to June 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2008
Class C	$ 1,217	$ 1,217

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from June 25, 2008 (commencement of operations) to June 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at June 30, 2008	Annualized Effective Rate
Class A	$ 495	$ —	$ 495.25%
Class C	406	373	33.02%
	$ 901	$ 373	$ 528

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from June 25, 2008 (commencement of operations) to June 30, 2008 aggregated $58,414.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for period from June 25, 2008 (commencement of operations) to ended June 30, 2008.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from June 25, 2008 (commencement of operations) to June 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,436, all of which was unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended June 30, 2008*
	Shares	Dollars
Shares sold
Class A	1,288,601	$ 12,870,076
Class C	1,128,218	11,267,548
Class S	693,664	6,919,523
Institutional Class	—	—
		$ 31,057,147
Shares redeemed
Class A	(177)	$ (1,757)
Class C	(2,270)	(22,630)
Class S	(129)	(1,283)
Institutional Class	—	—
		$ (25,670)
Net increase (decrease)
Class A	1,288,424	$ 12,868,319
Class C	1,125,948	11,244,918
Class S	693,535	6,918,240
Institutional Class	—	—
		$ 31,031,477
Initial capital
Class A	25	$ 250
Class C	25	250
Class S	25	250
Institutional Class	25	250
		$ 1,000
* For the period from June 25, 2008 (commencement of operations) to June 30, 2008.

E. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

Investment Management Agreement Approval

The Fund's Directors approved the Fund's initial investment management agreement with DIMA (the "Investment Management Agreement") and the related sub-advisory agreement between DIMA and RREEF America LLC ("the Sub-Adviser") (the "Sub-Advisory Agreement"), and the sub-sub-advisory agreements between RREEF and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited, and Deutsche Investments Australia Limited (the "Sub-Sub-Advisers" and together with the Sub-Adviser, the "Sub-Advisers") (the "Sub-Sub-Advisory Agreements" and together with the Sub-Advisory Agreement, the "Sub-Advisory Agreements") in May 2008.

In terms of the process the Directors follow when reviewing advisory contracts, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered the report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• The sub-advisory fees paid to the Sub-Advisers will be paid by DIMA (or, in the case of the sub-sub-advisory fees, by the Sub-Adviser) out of its fee and not directly by the Fund.

While shareholders may focus primarily on fund performance and fees, the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the Fund's Investment Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements, the Board considered factors that it believes relevant to the interests of the Fund, including:

• Nature, quality and extent of services. The Board reviewed the nature, quality and extent of the portfolio management, administrative, legal and other services to be provided by DIMA and the Sub-Advisers. Because the Fund had not yet commenced operations, no information relating to the Fund's past performance could be considered by the Board. The Board did consider DIMA's and the Sub-Advisers' experience with managing other similar funds. The Board noted that DIMA is part of Deutsche Bank, a major global banking institution, and believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources. The Board also considered information regarding DIMA and the Sub-Advisers, including their personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the proposed terms of the Investment Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements, including the scope of services provided under the agreements.

• Fees and expenses. The Board considered the Fund's proposed management fee rate and estimated operating expense ratio relative to the Lipper Specialty Miscellaneous Fund peer group (the "Lipper Peer Group") and a custom peer group developed by the independent fee consultant (the "Custom Peer Group"). The Board noted DIMA's observation that the Lipper Peer Group includes a number of specialty funds that pursue investment programs that are very different from that of the Fund. In addition, the Board considered that the expense limitations agreed to by DIMA with respect to the Fund serve to ensure that the Fund's total operating expense ratio would be competitive relative to similar funds. On the basis of the information provided, including the IFC Report, the Board concluded that the management fee for the Fund, the fee paid by DIMA under the Sub-Advisory Agreement and the fee paid under the Sub-Sub-Advisory Agreements represent reasonable compensation in light of the nature, quality and extent of services to be provided by the DIMA and the Sub-Advisers.

• Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA's costs and profits from providing investment management services to the Fund could be considered by the Board. The Board did review and consider the fees to be paid to and services to be provided by DIMA and its affiliates with respect to investment management services, administrative services, fund accounting, shareholder servicing and distribution (including fees proposed to be paid pursuant to 12b-1 plans). The Board also considered the entrepreneurial risk associated with launching a new fund. The Board considered these fees and services in light of its experience with other funds managed by DIMA.

• Economies of scale. Given the uncertainty regarding the Fund's size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reaches an efficient operating size.

• Other benefits to DIMA and its affiliates. The Board considered the character and amount of other incidental benefits received by DIMA and its affiliates, including fees to be received by DIMA for administrative services provided to the Fund and fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealer. In this regard, the Board considered that DIMA and the Sub-Advisers' practices with respect to the selection and compensation of brokers would be the same as for other funds overseen by the Board.

• DIMA's commitment to and record of compliance, including its written compliance policies and procedures. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

• Deutsche Bank's commitment to its US mutual fund business. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to provide high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to approve the Investment Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreements and concluded that such agreements were in the best interests of the Fund.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS RREEF Global Infrastructure Fund. My evaluation considered the following:

• Management fees charged by other mutual fund companies for like services, which included review of the management fees of 23 Global Sector funds with average FY assets between $50mm and $250mm and the total expenses of a broader universe of 62 Global Sector funds.

• Management fees charged to institutional and other clients of DeAM for like services, including the fees of three other DeAM-managed funds of a global sector nature.

• Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. While this will be a new fund with no profitability information, the level of the Fund's fee, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth do not suggest excessive profitability.

• Possible economies of scale as the Fund grows larger, noting that the fee schedule does not include break-points, so that future sharing of economies will depend on imposition of break-points or on other actions.

• The nature and quality of DEAM's services, including the DWS Fund's performance. This is a new fund, so performance and other service evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS RREEF Global Infrastructure Fund are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLCX	TOLSX	TOLIX
CUSIP Number	23336Y 599	23336Y 581	23336Y 573	233379 692
Fund Number	456	756	2156	1456

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Infrastructure Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Global Infrastructure Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 26, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 26, 2008